SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report - March 24, 2003

                            DNB FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

          Pennsylvania                    0-1667                    23-2222567
----------------------------         ---------------             --------------
(State or other jurisdiction        (Commission File             (IRS Employer
of incorporation)                         Number)                Identification
                                                                     Number)

4 Brandywine Avenue, P. O. Box 1004, Downingtown, Pennsylvania        19335-0904
--------------------------------------------------------------        ----------
         (Address of principal executive offices)                     (Zip code)

Registrant's telephone number including area code:                (610) 269-1040
                                                                  --------------
                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets

                   Not Applicable.

Item 3.           Bankruptcy or Receivership

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.           Other Events

                  Not Applicable.

Item 6.           Resignations of Registrant's Directors

                  Not Applicable.

Item 7.           Financial Statements and Exhibits

                  Exhibit No.      Exhibit
                  -----------      ---------------------------------------------
                  99.1             Certification of Periodic Report by Chief
                                   Executive Officer and Chief Financial Officer

Item 8.           Change in Fiscal Year

                  Not Applicable

Item 9.           Regulation FD Disclosure

     The Chief Executive Officer and Chief Financial Officer of DNB Financial Corporation (the "Company") each submitted to the Securities and Exchange Commission on March 24, 2003 the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the filing of the Company's Annual Report on Form 10-K for the period ending December 31, 2002. Copies of the foregoing certifications are attached hereto as exhibits.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       DNB FINANCIAL CORPORATION
                                                              (Registrant)



                                                     /s/ Henry F. Thorne
                                                     ---------------------------
                                                     Henry F. Thorne, President
                                                     and Chief Executive Officer

Dated:   March 24, 2003


EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
Exhibit 99.1    Certification of Periodic Report by Chief Executive Officer and
                Chief Financial Officer